SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. _________________
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[X] Definitive Additional Materials
[	]	Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required.

[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

		1)	Title of each class of securities to which transaction applies:

		2)	Aggregate number of securities to which transaction applies:

		3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

		4)	Proposed maximum aggregate value of transaction:

		5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials.

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		1)	Amount Previously Paid:

		2)	Form, Schedule or Registration Statement No.:

		3)	Filing Party:

		4)	Date Filed:

FundsWire
January 2012

<Lead>

Shareholder Vote Called

A proxy statement recently mailed to Principal Funds shareholders. Read more.

<Story>

Shareholder Vote Called

The Board of Directors of Principal Funds, Inc. has called a special meeting of shareholders for April 4,
2012. A notice was sent asking shareholders to approve the following proposals:

Those affecting all Principal Funds:

· The election of 14 Directors as members of the Board of Directors.
· Amended and Restated Articles of Incorporation.
· Amended fundamental investment restrictions relating to: senior securities, commodities, real estate, borrowing, making loans, diversification, concentration, and underwriting securities.
· The elimination of fundamental investment restrictions relating to short sales of securities.

Those affecting only certain Funds:

· Reclassification of the Principal Global Real Estate Securities Fund as a “non-diversified”
fund.
· A Sub-Advisory Agreement with Principal Global Investors as sub-advisor to the Principal
High Yield Fund. The portfolio management team will remain unchanged.

Shareholders may vote by mail, phone, or online. Instructions are located on the proxy ballot, where they will also find their control number.

To review the proxy statement in full, please visit principalfunds.com. Or call your Principal
Funds representative with questions.

Investors should carefully consider a fund’s investment objectives, risks, charges, and expenses prior to investing. A prospectus, or summary prospectus if available, containing this and other information can be obtained by contacting a financial professional, visiting principalfunds.com, or calling 800-222-5852. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial
Group® . Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and
its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

HY Proxy FP announcement

Subject: Shareholders asked to vote their proxy

Dear NAME:

I wanted to inform you that a proxy will mail to Principal Funds shareholders on February 1, asking for approval of a number of proposals:

· The election of 14 Directors as members of the Board of Directors.
· Amended and Restated Articles of Incorporation.
· Amended fundamental investment restrictions relating to: senior securities, commodities, real estate, borrowing, making loans, diversification, concentration, and underwriting securities.
· The elimination of fundamental investment restrictions relating to short sales of securities.

One additional proposal specifically affects the Principal High Yield Fund. It asks shareholders to approve a Sub-Advisory Agreement that will allow the current portfolio managers to perform their services on behalf of Principal Global Investors rather than Edge Asset Management. Essentially, this is an internal re-assignment of the personnel of affiliated sub-advisors. There won’t be substantive change in either the nature or quality of their services or in the management fees the Fund pays for services.

Shareholders may receive calls soliciting their vote if they haven’t exercised their proxy.

If you’re interested you can view the full proxy statement here.

Thanks for your support of Principal Funds. Don't hesitate to contact me with any questions you may have. I look forward to talking to you soon.

Best regards,

Investors should carefully consider a fund's investment objectives, risks, charges, and expenses prior to investing. A prospectus, or summary prospectus if available, containing this and other information can be obtained by contacting a financial professional, visiting
principalfunds.com, or calling 800-222-5852. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the
Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services,
Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

For Financial Professional Use Only.

Shareholder Proxy Web Article

Shareholder Vote Called

The Board of Directors of Principal Funds, Inc. has called a special meeting of shareholders for April 4,
2012. A proxy statement was sent asking shareholders to approve the following proposals:

· The election of 14 Directors as members of the Board of Directors.
· Amended and Restated Articles of Incorporation.
· Amended fundamental investment restrictions relating to: senior securities, commodities, real estate, borrowing, making loans, diversification, concentration, and underwriting securities.
· The elimination of fundamental investment restrictions relating to the short sales of securities.

Those proposals affecting certain Funds are:

· Reclassification of the Principal Global Real Estate Securities Fund as a “non-diversified”
fund.
· A Sub-Advisory Agreement with Principal Global Investors as sub-advisor to the Principal High
Yield Fund.

The proposal regarding the Principal High Yield Fund will allow the current portfolio managers to perform their services on behalf of Principal Global Investors rather than Edge Asset Management.
Essentially, this is an internal re-assignment of the personnel of affiliated sub-advisors. There will not be substantive change in either the nature or quality of their services or in the management fees the
Fund pays for services.

Shareholders may vote by mail, phone, or online. Instructions are located on the proxy ballot, where they will also find their control number. Shareholders may receive calls soliciting their vote if they have not exercised their proxy as the deadline approaches.

You can view the proxy statement in full.

Investors should carefully consider a fund’s investment objectives, risks, charges, and expenses prior to investing. A prospectus, or summary prospectus if available, containing this and other information can be obtained by contacting a financial professional, visiting principalfunds.com, or calling 800-222-5852. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial
Group® . Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and
its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.